UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Managed Income Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Funds II

➢	BlackRock Managed Income Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2017	BlackRock Managed Income Fund

Investment Objective

BlackRock Managed Income Fund’s (the “Fund”) investment objective is to seek to maximize current income with consideration for risk-managed total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its customized benchmark, a blend of 30% S&P 500® Index/70% Bloomberg Barclays U.S. Aggregate Bond Index and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund is managed within a risk-controlled framework, seeking to maintain consistent yield with a risk profile below that of the benchmark.

The Fund held derivatives during the period. In particular, the Fund held U.S. Treasury futures to reduce the portfolio’s duration. (Duration is a measure of interest rate sensitivity.) This aspect of the Fund’s strategy was the largest detractor from returns since yields moved lower for the majority of the year. (Bond prices fall as yields rise.) The Fund also used equity futures and options to maintain a lower risk profile, which detracted from results in the rising market. These strategies, while detracting from performance in the 12-month period, can help mitigate portfolio volatility. Equity covered calls, which the Fund used in moderation to provide an alternative source of income, were an overall contributor to returns. Finally, a strategy to reduce the Fund’s sensitivity to movements in the euro was a modest detractor as the currency continued to strengthen against the dollar.

U.S. investment-grade corporate debt was the top contributor to total returns for the year due to its substantial weighting in the portfolio. Allocations to equity covered calls and dividend-oriented stocks, despite being relatively smaller allocations, were also large contributors as risk assets rallied throughout 2017. Other credit-oriented areas of fixed income, including floating rate loans, preferred stocks, high yield bonds and an allocation to securitized bonds via the BlackRock Allocation Target Shares: Series A Portfolio, aided results amid a broad-based tightening of yield spreads.

Describe recent portfolio activity.

The Fund remained conservatively positioned, with the bulk of the portfolio allocated to investment-grade bonds. The Fund took profits in strong performers in preferred stocks and high yield bonds, while adding to floating rate loans and a securitized credit fund. Finally, the Fund made a marginal addition to equity covered calls and reduced its weighting in dividend stocks. This strategy was designed to take advantage of attractive income opportunities in the option-writing space while keeping overall equity exposure flat.

Describe portfolio positioning at period end.

The Fund was diversified across a number of income-producing asset classes — including investment-grade debt, bank loans, high yield bonds, global equities, preferred stocks, mortgage-backed securities and cash — and it continued to employ risk-management strategies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Managed Income Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.
(b)	The Fund may invest up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities. The Fund’s total returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Investment Grade Bond Portfolio. The Fund’s total returns prior to July 29, 2013 are the returns of the Fund that followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.
(c)	A customized performance benchmark comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500® Index (30%).
(d)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2017

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.78%	3.36%	2.36%	5.29%	N/A	2.83%	N/A	6.82%	N/A
Investor A	3.38	3.01	2.23	5.03	0.83%	2.48	1.65%	6.48	6.05%
Investor C	2.79	2.46	1.84	4.24	3.24	1.88	1.88	5.86	5.86
Class K	3.81	3.51	2.49	5.45	N/A	2.91	N/A	6.92	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	1.24	3.54	N/A	2.10	N/A	4.01	N/A
Customized Reference Benchmark	—	—	4.22	8.76	N/A	6.15	N/A	5.60	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund may invest up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities. The Fund’s total returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Investment Grade Bond Portfolio. The Fund’s total returns prior to July 29, 2013 are the returns of the Fund that followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,023.60	$1.94	$1,000.00	$1,023.29	$1.94	0.38%
Investor A	1,000.00	1,022.30	3.21	1,000.00	1,022.03	3.21	0.63
Investor C	1,000.00	1,018.40	7.07	1,000.00	1,018.20	7.07	1.39
Class K	1,000.00	1,024.90	1.68	1,000.00	1,023.54	1.68	0.33

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2017 (continued)	BlackRock Managed Income Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Investment Companies	47%
Corporate Bonds	40
Equity-linked Notes	5
Asset-Backed Securities	4
Money Market Funds	2
Preferred Securities	1
Non-Agency Mortgage-Backed Securities	—	(a)
Other Assets Less Liabilities	1

(a)	Representing less than 0.5% of the Fund’s net assets.

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	10%
AA/Aa	9
A	31
BBB/Baa	43
BB/Ba	6
B	1

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.
(b)	Total Investments exclude short-term securities, options purchased and equity-linked notes.
(c)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to the Investor C Shares’ inception date of October 3, 2016, Investor C Share performance results are those of Investor A Shares restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5%hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 4.3%
ALM VII R Ltd., Series 2013-7RA, Class A1R, 2.77%, 10/15/28(a)(b)	USD	250	$252,353
American Airlines Pass-Through Trust, Series AA, Class AA, 3.65%, 02/15/29		75	76,635
Apidos CLO XX, Series 2015-20A, Class A1R, 2.69%, 01/16/27(a)(b)		250	252,088
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, 2.54%, 10/15/30(a)(b)		250	251,676
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, 2.85%, 01/20/29(a)(b)		500	504,122
Benefit Street Partners CLO X Ltd.:
Series 2016-10A, Class A1, 2.85%, 01/15/29		250	252,406
Series 2016-10A, Class A2, 3.36%, 01/15/29		250	252,446
BlueMountain CLO Ltd.:
Series 2014-1A, Class A1R, 2.64%, 04/30/26		250	251,703
Series 2014-4A, Class A1R, 2.82%, 11/30/26		250	251,568
Carlyle Global Market Strategies CLO Ltd., Series 2014-3A, Class A1AR, 2.52%, 07/27/26(a)(b)		500	502,576
Carlyle U.S. CLO Ltd., Series 2017-4A, Class A1, 2.67%, 01/15/30(a)(b)		250	250,161
Cedar Funding VI CLO Ltd., Series 2016-6A, Class B, 3.29%, 10/20/28(a)(b)		250	251,823
CIFC Funding Ltd., Series 2016-1A, Class A, 2.84%, 10/21/28(a)(b)		250	252,013
Dryden 34 Senior Loan Fund, Series 2014-34A, Class AR, 2.52%, 10/15/26(a)(b)		500	502,965
Dryden 41 Senior Loan Fund, Series 2015-41A, Class A, 2.86%, 01/15/28(a)(b)		500	502,669
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class A, 2.46%, 07/15/25(a)(b)		224	224,176
Grippen Park CLO Ltd., Series 2017-1A, Class A, 2.62%, 01/20/30(a)(b)		500	502,613
MP CLO III Ltd., Series 2013-1A, Class AR, 2.61%, 10/20/30(a)(b)		250	251,117
Neuberger Berman Loan Advisers CLO, Series 2017-26A, Class A, 2.56%, 10/18/30(a)(b)		250	251,115
Oaktree CLO Ltd., Series 2014-2A, Class A1AR, 2.58%, 10/20/26(a)(b)		500	501,035
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.85%, 11/22/25(a)(b)		250	251,709
OZLM XIX Ltd., Series 2017-19A, Class A1, 2.59%, 11/22/30(a)(b)		250	250,362
United Airlines Pass-Through Trust, Series B, 5.38%, 08/15/21		163	170,937
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, 2.84%, 04/20/26(a)(b)		250	250,730
Virgin Australia Pass-Through Trust, Series 2013-1B, 6.00%, 10/23/20(b)		57	58,615
Voya CLO Ltd., Series 2013-3A, Class A2R, 2.85%, 01/18/26(a)(b)		250	250,045

Total Asset-Backed Securities — 4.3% (Cost: $7,522,042)			7,569,658

Corporate Bonds — 39.5%

Aerospace & Defense — 0.8%
Boeing Co. (The), 2.20%, 10/30/22		60	58,814
L3 Technologies, Inc., 4.95%, 02/15/21		50	52,955
Lockheed Martin Corp.:
3.35%, 09/15/21		100	102,813
3.10%, 01/15/23		345	350,549
3.55%, 01/15/26		120	124,605
4.07%, 12/15/42		60	63,165

Security		Par (000)	Value
Aerospace & Defense (continued)
Northrop Grumman Corp.:
2.08%, 10/15/20	USD	35	$34,715
4.03%, 10/15/47		55	57,480
Rockwell Collins, Inc.:
2.80%, 03/15/22		40	40,056
3.20%, 03/15/24		50	50,383
3.50%, 03/15/27		45	45,818
4.35%, 04/15/47		25	27,152
United Technologies Corp.:
1.90%, 05/04/20		12	11,882
1.95%, 11/01/21		100	97,699
2.80%, 05/04/24		170	168,745
4.50%, 06/01/42		105	116,378

			1,403,209
Air Freight & Logistics — 0.1%
FedEx Corp.:
3.25%, 04/01/26		65	65,496
4.55%, 04/01/46		90	98,839
4.40%, 01/15/47		50	53,351

			217,686
Airlines — 0.1%
Delta Air Lines, Inc.:
2.88%, 03/13/20		50	50,290
2.60%, 12/04/20		30	29,906
3.63%, 03/15/22		38	38,656

			118,852
Auto Components — 0.1%
Aptiv plc:
3.15%, 11/19/20		60	60,927
4.25%, 01/15/26		10	10,612
Delphi Corp., 4.15%, 03/15/24		157	165,795

			237,334
Automobiles — 0.4%
BMW US Capital LLC, 1.85%, 09/15/21(b)		25	24,392
Daimler Finance North America LLC, 2.30%, 02/12/21(b)		150	148,728
General Motors Co.:
4.88%, 10/02/23		100	108,217
4.20%, 10/01/27		135	139,888
6.75%, 04/01/46		49	61,695
Hyundai Capital America(b):
2.00%, 03/19/18		65	64,979
2.55%, 04/03/20		40	39,674
Nissan Motor Acceptance Corp.(b):
2.55%, 03/08/21		40	39,954
2.65%, 07/13/22		50	49,585

			677,112
Banks — 9.9%
ANZ New Zealand Int’l Ltd., 2.20%, 07/17/20(b)		200	198,855
Banco Bilbao Vizcaya Argentaria SA, (USD Swap Semi 5 Year + 3.87%), 6.13%(c)(d)		200	206,250
Banco Santander SA, 3.13%, 02/23/23		200	198,982
Bank of America Corp.:
2.63%, 10/19/20		100	100,839
2.63%, 04/19/21		235	236,199
2.50%, 10/21/22		160	158,298
3.30%, 01/11/23		75	76,725
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(d)		85	85,125
4.10%, 07/24/23		200	212,391
(LIBOR USD 3 Month + 3.71%), 6.25%(c)(d)		100	110,505
3.95%, 04/21/25		350	361,941

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
Bank of America Corp.: (continued)
4.45%, 03/03/26	USD	325	$346,906
4.18%, 11/25/27		250	261,067
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(d)		135	139,640
4.75%, 04/21/45		125	141,749
Bank of Montreal, 1.90%, 08/27/21		50	48,947
Bank of Nova Scotia (The), 2.15%, 07/14/20		30	29,852
Barclays Bank plc, (LIBOR USD 3 Month + 0.65%), 2.04%, 08/07/20(d)		250	251,136
Barclays plc:
(USD Swap Semi 5 Year + 6.77%), 7.88%(c)(d)		400	438,500
3.68%, 01/10/23		200	202,956
5.20%, 05/12/26		200	213,272
BB&T Corp., 2.05%, 05/10/21		100	98,572
BNP Paribas SA:
5.00%, 01/15/21		130	139,736
(USD Swap Semi 5 Year + 6.31%), 7.63%(b)(c)(d)		225	247,500
(USD Swap Semi 5 Year + 2.84%), 5.13%(b)(c)(d)		200	200,000
Capital One NA, 2.65%, 08/08/22		250	247,382
Citigroup, Inc.:
2.90%, 12/08/21		95	95,625
2.75%, 04/25/22		130	129,737
(LIBOR USD 3 Month + 4.23%), 5.90%(c)(d)		10	10,650
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(d)		20	19,900
(LIBOR USD 3 Month + 3.91%), 5.95%(c)(d)		149	158,685
3.20%, 10/21/26		200	198,437
4.30%, 11/20/26		275	287,573
Citizens Bank NA, 2.50%, 03/14/19		250	250,592
Commonwealth Bank of Australia, 2.30%, 03/12/20		250	250,144
Cooperatieve Rabobank UA, 1.38%, 08/09/19		250	246,648
Credit Agricole SA, (USD Swap Semi 5 Year + 6.19%), 8.12%(b)(c)(d)		200	239,842
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 03/26/20		250	250,975
3.80%, 06/09/23		250	257,823
Fifth Third Bancorp, 2.60%, 06/15/22		180	178,952
HSBC Holdings plc:
3.40%, 03/08/21		350	357,734
(USD Swap Rate 5 Year + 5.51%), 6.87%(c)(d)		200	215,500
4.88%, 01/14/22		100	107,594
4.25%, 03/14/24		225	235,030
Huntington Bancshares, Inc., 3.15%, 03/14/21		220	223,461
Intesa Sanpaolo SpA:
3.88%, 01/15/19		200	202,668
(USD Swap Semi 5 Year + 5.46%), 7.70%(b)(c)(d)		400	433,000
JPMorgan Chase & Co.:
(LIBOR USD 3 Month + 0.55%), 2.09%, 03/09/21(d)		125	125,291
2.30%, 08/15/21		185	183,343
3.25%, 09/23/22		60	61,431
3.20%, 01/25/23		75	76,500
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(d)		245	245,237
(LIBOR USD 3 Month + 3.25%), 5.15%(c)(d)		50	51,690
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(d)		135	137,342
5.60%, 07/15/41		75	96,472
5.63%, 08/16/43		200	248,311
4.85%, 02/01/44		130	153,568
4.95%, 06/01/45		105	122,037
(LIBOR USD 3 Month + 1.00%), 2.42%, 05/15/47(d)		232	207,060
KeyCorp, 2.90%, 09/15/20		100	100,936

Security		Par (000)	Value
Banks (continued)
Lloyds Banking Group plc:
3.10%, 07/06/21	USD	200	$202,018
(LIBOR USD 3 Month + 1.21%), 3.57%, 11/07/28(d)		200	198,119
M&T Bank Corp., (LIBOR USD 3 Month + 3.52%), 5.13%(c)(d)		50	53,315
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(b)(c)(d)		200	207,750
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22		63	63,400
2.67%, 07/25/22		75	74,292
Mizuho Financial Group, Inc., 2.63%, 04/12/21(b)		200	199,436
National Australia Bank Ltd., 1.38%, 07/12/19		250	246,883
Nordea Bank AB, 2.13%, 05/29/20(b)		200	198,830
Royal Bank of Canada:
2.35%, 10/30/20		50	49,988
2.50%, 01/19/21		50	50,148
2.75%, 02/01/22		30	30,375
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 7.60%), 8.63%(c)(d)		200	225,250
Santander Holdings USA, Inc., 3.70%, 03/28/22(b)		70	70,842
Santander UK Group Holdings plc, 3.13%, 01/08/21		255	257,399
Santander UK plc, 5.00%, 11/07/23(b)		200	213,712
Societe Generale SA, (USD Swap Rate 5 Year + 5.87%), 8.00%(b)(c)(d)		400	465,000
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(b)(c)(d)		200	216,000
Sumitomo Mitsui Financial Group, Inc., (LIBOR USD 3 Month + 1.68%), 3.22%, 03/09/21(d)		120	124,097
SunTrust Bank:
2.25%, 01/31/20		30	29,954
2.45%, 08/01/22		50	49,302
SunTrust Banks, Inc.(c)(d):
(LIBOR USD 3 Month + 3.10%), 5.05%		150	151,875
(LIBOR USD 3 Month + 2.79%), 5.13%		75	73,509
Svenska Handelsbanken AB, 2.40%, 10/01/20		250	250,260
Toronto-Dominion Bank (The), 2.50%, 12/14/20		115	115,368
UBS Group Funding Switzerland AG, (LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(b)(d)		200	197,713
US Bancorp, 2.63%, 01/24/22		125	125,718
US Bank NA, 2.80%, 01/27/25		250	248,314
Wells Fargo & Co.:
2.50%, 03/04/21		200	199,908
3.50%, 03/08/22		150	154,884
2.63%, 07/22/22		170	169,086
3.00%, 02/19/25		100	99,165
3.00%, 04/22/26		100	98,110
4.10%, 06/03/26		115	120,592
3.00%, 10/23/26		55	53,908
3.90%, 05/01/45		65	67,420
4.90%, 11/17/45		175	198,062
4.40%, 06/14/46		150	158,196
Westpac Banking Corp.:
2.15%, 03/06/20		160	159,288
2.80%, 01/11/22		30	30,212
(USD Swap Rate 5 Year + 2.89%), 5.00%(c)(d)		240	239,386

			17,250,197
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		30	30,150
3.30%, 02/01/23		145	148,378
3.65%, 02/01/26		225	232,195
4.70%, 02/01/36		150	167,722
4.90%, 02/01/46		172	199,346

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Beverages (continued)
Molson Coors Brewing Co.:
3.00%, 07/15/26	USD	65	$63,621
4.20%, 07/15/46		50	50,951

			892,363
Biotechnology — 0.9%
AbbVie, Inc.:
2.90%, 11/06/22		90	90,262
2.85%, 05/14/23		510	508,882
Amgen, Inc.:
3.88%, 11/15/21		150	156,778
3.63%, 05/15/22		125	129,412
4.40%, 05/01/45		100	108,804
4.66%, 06/15/51		63	70,466
Biogen, Inc., 2.90%, 09/15/20		30	30,409
Celgene Corp., 2.25%, 08/15/21		45	44,332
Gilead Sciences, Inc.:
2.55%, 09/01/20		75	75,666
4.40%, 12/01/21		50	53,327
3.25%, 09/01/22		115	118,360
4.50%, 02/01/45		6	6,669
4.75%, 03/01/46		115	133,025
4.15%, 03/01/47		100	106,368

			1,632,760
Building Products — 0.0%
Johnson Controls International plc, 4.50%, 02/15/47		50	54,929

Capital Markets — 2.6%
Bank of New York Mellon Corp. (The):
2.30%, 09/11/19		200	200,521
3.55%, 09/23/21		50	51,878
2.20%, 08/16/23		125	121,151
Charles Schwab Corp. (The), 2.65%, 01/25/23		50	49,969
Credit Suisse Group AG, (USD Swap Semi 5 Year + 3.46%), 6.25%(b)(c)(d)		200	216,750
Deutsche Bank AG:
2.95%, 08/20/20		80	80,101
(USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(d)		200	197,680
E*TRADE Financial Corp., 2.95%, 08/24/22		30	29,747
Goldman Sachs Group, Inc. (The):
2.60%, 12/27/20		15	14,998
2.35%, 11/15/21		105	103,408
3.00%, 04/26/22		195	195,765
(LIBOR USD 3 Month + 2.87%), 5.00%(c)(d)		200	196,800
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(d)		135	134,102
3.50%, 01/23/25		50	50,792
3.75%, 02/25/26		100	102,609
6.75%, 10/01/37		100	133,864
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(d)		100	102,839
5.15%, 05/22/45		105	121,763
ING Bank NV, 2.50%, 10/01/19(b)		250	250,630
Morgan Stanley:
5.63%, 09/23/19		100	105,381
2.80%, 06/16/20		300	302,707
2.50%, 04/21/21		20	19,967
2.63%, 11/17/21		70	69,681
2.75%, 05/19/22		110	109,596
3.75%, 02/25/23		150	155,454
3.88%, 01/27/26		225	234,533

Security		Par (000)	Value
Capital Markets (continued)
Morgan Stanley: (continued)
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(d)	USD	150	$151,381
(LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/38(d)		100	103,549
State Street Corp.:
2.55%, 08/18/20		50	50,332
3.55%, 08/18/25		175	181,857
(LIBOR USD 3 Month + 1.00%), 2.59%, 06/15/47(d)		263	237,026
UBS AG, 2.38%, 08/14/19		250	250,206
UBS Group AG, (USD Swap Semi 5 Year + 4.87%), 7.00%(c)(d)		200	226,500

			4,553,537
Chemicals — 0.4%
Air Liquide Finance SA, 2.25%, 09/27/23(b)		200	193,604
Airgas, Inc., 2.38%, 02/15/20		30	29,980
Dow Chemical Co. (The), 4.38%, 11/15/42		64	67,338
Eastman Chemical Co., 3.80%, 03/15/25		100	104,259
EI du Pont de Nemours & Co.:
(LIBOR USD 3 Month + 0.53%), 1.91%, 05/01/20(d)		50	50,314
2.20%, 05/01/20		35	34,969
Monsanto Co., 2.20%, 07/15/22		30	29,048
Praxair, Inc., 3.00%, 09/01/21		50	50,884
Sherwin-Williams Co. (The), 2.25%, 05/15/20		125	124,582

			684,978
Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 4.37%, 12/21/65(a)(b)		100	97,500
Republic Services, Inc.:
5.25%, 11/15/21		30	32,752
3.38%, 11/15/27		35	35,262

			165,514
Communications Equipment — 0.1%
Cisco Systems, Inc.:
1.85%, 09/20/21		25	24,535
2.50%, 09/20/26		150	145,096

			169,631
Consumer Finance — 1.6%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		150	155,650
3.50%, 05/26/22		175	177,600
American Express Co., 2.50%, 08/01/22		65	64,215
American Express Credit Corp.:
1.88%, 05/03/19		25	24,899
2.20%, 03/03/20		75	74,773
American Honda Finance Corp., 1.65%, 07/12/21		30	29,261
Capital One Financial Corp., 3.05%, 03/09/22		80	80,561
Discover Financial Services:
4.10%, 02/09/27		175	179,258
(LIBOR USD 3 Month + 3.08%), 5.50%(c)(d)		100	103,000
Ford Motor Credit Co. LLC:
2.02%, 05/03/19		240	238,912
2.68%, 01/09/20		200	200,482
4.13%, 08/04/25		200	206,844
General Motors Financial Co., Inc.:
2.65%, 04/13/20		130	130,027
3.20%, 07/13/20		41	41,557
4.38%, 09/25/21		110	115,708
4.00%, 01/15/25		50	51,374
4.30%, 07/13/25			36,473
(LIBOR USD 3 Month + 3.60%), 5.75%(c)(d)		210	216,264

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Consumer Finance (continued)
Harley-Davidson Financial Services, Inc.(b):
2.40%, 09/15/19	USD	50	$49,945
2.55%, 06/09/22		40	39,480
John Deere Capital Corp.:
2.38%, 07/14/20		100	100,210
2.65%, 06/24/24			49,524
2.80%, 09/08/27		145	142,329
Synchrony Financial, 2.60%, 01/15/19		150	150,284
Toyota Motor Credit Corp., 2.75%, 05/17/21		100	101,008

			2,759,638
Containers & Packaging — 0.1%
International Paper Co., 4.35%, 08/15/48		100	104,404

Diversified Consumer Services — 0.0%
Northwestern University, 3.66%, 12/01/57		27	27,751

Diversified Financial Services — 0.2%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		200	216,451
Shell International Finance BV:
1.88%, 05/10/21		50	49,265
3.63%, 08/21/42		100	98,732

			364,448
Diversified Telecommunication Services — 1.5%
AT&T, Inc.:
3.20%, 03/01/22		135	136,457
2.85%, 02/14/23		95	95,377
3.90%, 08/14/27		100	100,668
4.30%, 02/15/30(b)		129	128,639
4.50%, 05/15/35		150	149,110
4.90%, 08/14/37		85	86,070
5.35%, 09/01/40		70	73,871
5.15%, 03/15/42		195	202,326
4.50%, 03/09/48		145	135,862
5.15%, 02/14/50		75	75,935
Orange SA, 1.63%, 11/03/19		125	123,443
Telefonica Emisiones SAU:
5.88%, 07/15/19		75	78,848
5.13%, 04/27/20		30	31,758
Verizon Communications, Inc.:
1.75%, 08/15/21		80	77,851
2.95%, 03/15/22		90	90,548
4.50%, 08/10/33		250	262,207
4.27%, 01/15/36		300	298,441
5.25%, 03/16/37		85	93,473
4.81%, 03/15/39		70	73,235
3.85%, 11/01/42		258	233,375
4.67%, 03/15/55		79	76,270

			2,623,764
Electric Utilities — 1.9%
Baltimore Gas & Electric Co., 3.50%, 11/15/21		25	25,883
DTE Electric Co., 3.90%, 06/01/21		75	78,274
Duke Energy Carolinas LLC, 6.10%, 06/01/37		249	329,498
Duke Energy Corp.:
1.80%, 09/01/21		70	68,086
2.40%, 08/15/22		70	68,775
2.65%, 09/01/26		20	19,163
Duke Energy Progress LLC:
2.80%, 05/15/22		45	45,420
4.15%, 12/01/44		80	87,260
Emera US Finance LP, 4.75%, 06/15/46		100	109,482
Entergy Corp., 4.00%, 07/15/22		150	156,591
Eversource Energy, 2.75%, 03/15/22		75	75,136

Security		Par (000)	Value
Electric Utilities (continued)
Exelon Corp.:
2.85%, 06/15/20	USD	40	$40,373
2.45%, 04/15/21		100	99,546
3.95%, 06/15/25		375	390,800
3.40%, 04/15/26		5	5,002
FirstEnergy Corp., 2.85%, 07/15/22		17	16,845
Florida Power & Light Co.:
4.13%, 02/01/42		100	110,449
3.70%, 12/01/47		60	62,539
Georgia Power Co.:
2.00%, 09/08/20		45	44,741
2.85%, 05/15/22		45	45,072
Ohio Power Co., 6.60%, 03/01/33		229	301,833
Pacific Gas & Electric Co., 4.75%, 02/15/44		75	83,143
PacifiCorp, 4.10%, 02/01/42		50	54,181
PPL Electric Utilities Corp., 3.95%, 06/01/47		75	81,064
Progress Energy, Inc., 6.00%, 12/01/39		75	96,860
Public Service Co. of Colorado, 3.60%, 09/15/42		60	60,624
Southern California Edison Co., 4.50%, 09/01/40		30	33,795
Southern Co. (The), 2.95%, 07/01/23		435	435,213
Toledo Edison Co. (The), 6.15%, 05/15/37		40	51,553
Virginia Electric & Power Co.:
5.00%, 06/30/19		10	10,374
2.95%, 01/15/22		90	91,109
4.45%, 02/15/44		150	169,233

			3,347,917
Electrical Equipment — 0.1%
Eaton Corp., 4.15%, 11/02/42		75	78,097

Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 2.20%, 04/01/20		30	29,852

Energy Equipment & Services — 0.1%(b)
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		45	44,944
Schlumberger Holdings Corp., 3.00%, 12/21/20		140	141,813

			186,757
Equity Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.:
2.80%, 06/01/20		77	77,480
3.30%, 02/15/21		25	25,458
3.45%, 09/15/21		35	35,773
4.40%, 02/15/26		130	136,706
AvalonBay Communities, Inc.:
3.63%, 10/01/20		30	30,883
3.95%, 01/15/21		25	25,945
2.95%, 09/15/22		30	30,272
2.85%, 03/15/23		175	174,606
Boston Properties LP:
5.63%, 11/15/20		80	86,523
4.13%, 05/15/21		20	20,903
Crown Castle International Corp.:
3.40%, 02/15/21		71	72,508
2.25%, 09/01/21		25	24,578
4.88%, 04/15/22		30	32,171
5.25%, 01/15/23		275	301,110
4.45%, 02/15/26		75	78,742
3.65%, 09/01/27		120	119,706
ERP Operating LP:
2.38%, 07/01/19		50	50,126
4.75%, 07/15/20		35	36,893
Realty Income Corp.:
3.25%, 10/15/22		95	96,531
3.00%, 01/15/27		125	119,613

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP, 2.63%, 06/15/22	USD	40	$39,904

			1,616,431
Food & Staples Retailing — 0.5%
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(b)		55	54,495
CVS Health Corp.:
2.80%, 07/20/20		110	110,458
5.30%, 12/05/43		70	81,454
Walgreen Co., 3.10%, 09/15/22		20	20,080
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19		125	125,759
3.80%, 11/18/24		255	260,420
3.45%, 06/01/26		80	79,108
4.80%, 11/18/44		30	32,299
Wal-Mart Stores, Inc., 4.30%, 04/22/44		65	75,806

			839,879
Food Products — 0.3%
Kraft Heinz Foods Co.:
2.80%, 07/02/20		35	35,202
3.00%, 06/01/26		120	115,473
5.00%, 06/04/42		35	37,556
4.38%, 06/01/46		80	79,244
Tyson Foods, Inc., 2.25%, 08/23/21		25	24,664
Wm Wrigley Jr Co.(b):
2.90%, 10/21/19		100	100,930
3.38%, 10/21/20		70	71,689

			464,758
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories:
2.35%, 11/22/19		35	35,038
2.90%, 11/30/21		80	80,926
3.88%, 09/15/25		40	41,373
3.75%, 11/30/26		75	77,015
4.75%, 11/30/36		85	95,506
4.90%, 11/30/46		30	34,395
Becton Dickinson and Co., 2.40%, 06/05/20		65	64,648
Danaher Corp., 2.40%, 09/15/20		75	75,283
Medtronic, Inc.:
2.50%, 03/15/20		80	80,473
4.38%, 03/15/35		225	253,646
4.63%, 03/15/45		100	116,505
Stryker Corp., 4.38%, 01/15/20		50	51,975

			1,006,783
Health Care Providers & Services — 0.8%
Aetna, Inc.:
2.75%, 11/15/22		25	24,758
2.80%, 06/15/23		515	506,853
Anthem, Inc.:
2.50%, 11/21/20		30	29,937
4.65%, 01/15/43		30	32,896
4.38%, 12/01/47		25	26,581
HCA, Inc.:
3.75%, 03/15/19		175	176,531
5.50%, 06/15/47		90	89,775
Kaiser Foundation Hospitals, 4.15%, 05/01/47		40	43,222
Northwell Healthcare, Inc., 4.26%, 11/01/47		19	19,430
UnitedHealth Group, Inc.:
2.70%, 07/15/20		90	91,041
3.35%, 07/15/22		80	82,611
3.10%, 03/15/26		60	60,443
4.38%, 03/15/42		85	93,886
4.75%, 07/15/45		105	124,026

Security		Par (000)	Value
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.: (continued)
3.75%, 10/15/47	USD	50	$51,013

			1,453,003
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20		80	83,520
Marriott International, Inc.:
2.88%, 03/01/21		60	60,386
3.13%, 10/15/21		70	70,850
2.30%, 01/15/22		30	29,453
McDonald’s Corp.:
2.63%, 01/15/22		60	60,124
4.70%, 12/09/35		125	141,984
4.45%, 03/01/47		25	27,210

			473,527
Household Durables — 0.2%
Newell Brands, Inc.:
3.15%, 04/01/21		90	91,007
3.85%, 04/01/23		80	82,781
4.20%, 04/01/26		135	140,995

			314,783
Household Products — 0.1%
Reckitt Benckiser Treasury Services plc, 3.00%, 06/26/27(b)		200	195,326

Industrial Conglomerates — 0.3%
General Electric Co.:
4.38%, 09/16/20		125	131,304
3.15%, 09/07/22		60	60,949
5.88%, 01/14/38		125	161,648
4.50%, 03/11/44		34	37,664
Honeywell International, Inc.:
1.85%, 11/01/21		40	39,274
2.50%, 11/01/26		60	58,032
3.81%, 11/21/47(b)		20	20,797

			509,668
Insurance — 1.2%
Allstate Corp. (The), (LIBOR USD 3 Month + 2.94%), 5.75%, 08/15/53(d)		325	354,575
American International Group, Inc.:
3.30%, 03/01/21		135	137,622
3.90%, 04/01/26		200	207,402
Aon plc:
2.80%, 03/15/21		140	140,477
4.45%, 05/24/43		90	94,148
Hartford Financial Services Group, Inc. (The):
5.13%, 04/15/22		40	43,651
(LIBOR USD 3 Month + 2.13%), 3.54%, 02/12/47(b)(d)		100	97,000
Jackson National Life Global Funding, 2.50%, 06/27/22(b)		60	59,332
Marsh & McLennan Cos., Inc., 2.75%, 01/30/22		60	60,121
MetLife, Inc., 4.72%, 12/15/44		35	40,689
Metropolitan Life Global Funding I, 2.30%, 04/10/19(b)		150	150,208
New York Life Global Funding, 2.00%, 04/13/21(b)		50	49,345
Nippon Life Insurance Co., (USD Swap Rate 5 Year + 2.88%), 4.00%, 09/19/47(b)(d)		200	196,750
Principal Life Global Funding II, 2.63%, 11/19/20(b)		50	50,205
Sumitomo Life Insurance Co., (LIBOR USD 3 Month + 2.99%), 4.00%, 09/14/77(b)(d)		200	196,191
Teachers Insurance & Annuity Association of America(b):
6.85%, 12/16/39		7	9,890
4.27%, 05/15/47		50	52,877

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
Travelers Cos., Inc. (The), 4.30%, 08/25/45	USD	85	$94,429

			2,034,912
Internet & Direct Marketing Retail — 0.3%
Amazon.com, Inc.(b):
2.40%, 02/22/23		25	24,740
2.80%, 08/22/24		55	54,833
3.15%, 08/22/27		220	220,332
3.88%, 08/22/37		155	164,470
Priceline Group, Inc. (The):
2.75%, 03/15/23		40	39,856
3.55%, 03/15/28		70	69,339

			573,570
Internet Software & Services — 0.1%
Baidu, Inc., 2.75%, 06/09/19		200	200,252
eBay, Inc., 2.15%, 06/05/20		30	29,789

			230,041
IT Services — 0.4%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		44	45,209
2.25%, 08/15/21		55	54,073
5.00%, 10/15/25		144	159,136
Total System Services, Inc., 4.80%, 04/01/26		50	54,095
Visa, Inc.:
2.80%, 12/14/22		35	35,513
3.15%, 12/14/25		155	158,456
3.65%, 09/15/47		35	35,909
Western Union Co. (The), 3.60%, 03/15/22		150	151,852

			694,243
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.60%, 08/15/21		100	103,222
3.00%, 04/15/23		60	60,370
4.10%, 08/15/47		70	72,113

			235,705
Machinery — 0.0%
Parker-Hannifin Corp., 3.25%, 03/01/27		35	35,309

Media — 1.4%
21st Century Fox America, Inc., 6.40%, 12/15/35		75	99,672
Charter Communications Operating LLC:
3.58%, 07/23/20(b)		20	20,373
3.58%, 07/23/20		30	30,559
4.46%, 07/23/22		60	62,601
4.20%, 03/15/28		140	138,959
6.38%, 10/23/35		59	68,890
6.48%, 10/23/45		346	403,412
6.83%, 10/23/55		12	14,434
Comcast Corp.:
1.63%, 01/15/22		20	19,341
5.65%, 06/15/35		90	112,218
6.95%, 08/15/37		99	141,388
4.50%, 01/15/43		110	121,546
4.60%, 08/15/45		60	67,300
3.40%, 07/15/46		100	94,615
Cox Communications, Inc., 3.15%, 08/15/24(b)		60	59,093
Discovery Communications LLC:
3.25%, 04/01/23		50	49,864
5.00%, 09/20/37		75	77,707
5.20%, 09/20/47		60	62,623
NBCUniversal Enterprise, Inc., (LIBOR USD 3 Month + 0.40%), 1.74%, 04/01/21(b)(d)		100	100,314

Security		Par (000)	Value
Media (continued)
Omnicom Group, Inc., 4.45%, 08/15/20	USD	100	$104,905
Sky plc, 3.75%, 09/16/24(b)		200	208,591
Time Warner Cable LLC, 4.50%, 09/15/42		37	34,714
Time Warner, Inc.:
4.70%, 01/15/21		15	15,847
3.60%, 07/15/25		42	42,094
3.88%, 01/15/26		83	83,792
3.80%, 02/15/27		70	69,934
4.65%, 06/01/44		17	17,287
4.85%, 07/15/45		58	60,913
Viacom, Inc., (LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/57(d)		25	24,594

			2,407,580
Metals & Mining — 0.2%
BHP Billiton Finance USA Ltd.:
2.88%, 02/24/22		25	25,289
5.00%, 09/30/43		50	61,302
Newmont Mining Corp.:
3.50%, 03/15/22		40	40,835
4.88%, 03/15/42		25	27,743
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28		100	132,089
Southern Copper Corp., 5.88%, 04/23/45		50	60,392

			347,650
Multiline Retail — 0.1%
Target Corp.:
2.50%, 04/15/26		115	110,568
3.90%, 11/15/47		50	50,894

			161,462
Multi-Utilities — 0.6%
Berkshire Hathaway Energy Co., 5.95%, 05/15/37		250	327,529
CenterPoint Energy, Inc., 2.50%, 09/01/22		25	24,624
CMS Energy Corp., 3.00%, 05/15/26		45	44,182
Consumers Energy Co., 2.85%, 05/15/22		25	25,246
Integrys Holding, Inc., (LIBOR USD 3 Month + 2.12%), 3.60%, 12/01/66(d)		85	83,300
NiSource Finance Corp., 4.80%, 02/15/44		125	141,500
Puget Energy, Inc., 5.63%, 07/15/22		275	303,719
Sempra Energy, 2.88%, 10/01/22		100	99,869

			1,049,969
Oil, Gas & Consumable Fuels — 3.6%
Anadarko Petroleum Corp., 5.55%, 03/15/26		180	201,957
Andeavor Logistics LP:
6.25%, 10/15/22		8	8,488
3.50%, 12/01/22		20	19,962
(LIBOR USD 3 Month + 4.65%), 6.87%(c)(d)		200	203,040
4.25%, 12/01/27		25	25,214
Apache Corp.:
3.63%, 02/01/21		50	51,188
5.10%, 09/01/40		50	53,269
BP Capital Markets plc:
4.50%, 10/01/20		30	31,744
3.56%, 11/01/21		50	51,970
2.52%, 09/19/22		30	29,851
Canadian Natural Resources Ltd., 2.95%, 01/15/23		178	177,203
Cenovus Energy, Inc.:
4.25%, 04/15/27		50	49,879
5.40%, 06/15/47		50	52,617
Chevron Corp., 2.41%, 03/03/22		75	74,924
Cimarex Energy Co., 3.90%, 05/15/27		75	76,689
Concho Resources, Inc., 3.75%, 10/01/27		160	162,089

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips Co.:
2.88%, 11/15/21	USD	25	$25,290
4.95%, 03/15/26		155	175,937
Continental Resources, Inc., 5.00%, 09/15/22		100	101,500
Devon Energy Corp.:
4.00%, 07/15/21		50	52,068
4.75%, 05/15/42		50	52,945
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22		145	173,555
Enbridge Energy Partners LP, 4.38%, 10/15/20		35	36,475
Enbridge, Inc.:
2.90%, 07/15/22		30	29,818
3.70%, 07/15/27		100	100,422
(LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(d)		75	78,000
Encana Corp., 6.50%, 05/15/19		200	210,149
Energy Transfer LP:
9.00%, 04/15/19		150	161,852
5.20%, 02/01/22		50	53,382
5.00%, 10/01/22		240	255,833
3.60%, 02/01/23		15	15,016
6.50%, 02/01/42		100	113,231
5.30%, 04/15/47		100	99,226
EnLink Midstream Partners LP, (LIBOR USD 3 Month + 4.11%), 6.00%(c)(d)		50	47,865
Enterprise Products Operating LLC:
2.85%, 04/15/21		100	100,834
6.45%, 09/01/40		106	137,435
4.45%, 02/15/43		60	62,112
4.90%, 05/15/46		75	82,634
EOG Resources, Inc.:
2.45%, 04/01/20		65	65,186
2.63%, 03/15/23		50	49,426
Exxon Mobil Corp., 3.04%, 03/01/26		50	50,772
Hess Corp., 5.60%, 02/15/41		75	80,877
Kinder Morgan Energy Partners LP:
3.50%, 09/01/23		70	70,045
6.38%, 03/01/41		257	298,728
Kinder Morgan, Inc.:
3.05%, 12/01/19		16	16,140
3.15%, 01/15/23		30	29,817
5.55%, 06/01/45		54	59,098
Marathon Petroleum Corp., 4.75%, 09/15/44		84	87,766
Noble Energy, Inc.:
5.25%, 11/15/43		25	27,669
5.05%, 11/15/44		25	26,779
Occidental Petroleum Corp., 4.10%, 02/01/21		50	52,367
Pioneer Natural Resources Co.:
3.45%, 01/15/21		50	51,006
4.45%, 01/15/26		50	53,592
Plains All American Pipeline LP:
(LIBOR USD 3 Month + 4.11%), 6.13%(c)(d)		185	184,722
4.65%, 10/15/25		75	77,287
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		100	107,206
5.75%, 05/15/24		155	172,280
4.20%, 03/15/28		25	25,294
Spectra Energy Partners LP, 4.75%, 03/15/24		65	70,667
Sunoco Logistics Partners Operations LP, 5.35%, 05/15/45		45	44,717
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	10,905
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		25	25,921
4.63%, 03/01/34		55	61,412
7.63%, 01/15/39		50	75,332

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Transcanada Trust(d):
(LIBOR USD 3 Month + 3.53%), 5.62%, 05/20/75	USD	98	$103,145
(LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76		103	111,497
(LIBOR USD 3 Month + 3.21%), 5.30%, 03/15/77		50	51,563
Valero Energy Corp., 6.63%, 06/15/37		110	144,971
Western Gas Partners LP, 2.60%, 08/15/18		425	425,724
Williams Partners LP, 5.10%, 09/15/45		110	120,975

			6,268,549
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 2.54%, 11/15/19(b)		60	60,216

Pharmaceuticals — 1.2%
Actavis, Inc., 3.25%, 10/01/22		75	75,231
Allergan Funding SCS:
2.45%, 06/15/19		150	149,998
3.00%, 03/12/20		85	85,764
3.45%, 03/15/22		15	15,241
4.55%, 03/15/35		65	68,781
4.85%, 06/15/44		210	224,789
Johnson & Johnson:
2.45%, 03/01/26		210	204,787
3.55%, 03/01/36		115	119,225
3.50%, 01/15/48		45	46,034
Merck & Co., Inc.:
3.60%, 09/15/42		50	51,044
3.70%, 02/10/45		20	20,879
Mylan NV:
2.50%, 06/07/19		107	106,890
3.95%, 06/15/26		50	50,418
Novartis Capital Corp., 3.10%, 05/17/27		90	91,761
Pfizer, Inc., 4.30%, 06/15/43		160	179,624
Sanofi, 4.00%, 03/29/21		50	52,609
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		25	24,774
2.40%, 09/23/21		125	123,033
2.88%, 09/23/23		340	334,245

			2,025,127
Road & Rail — 0.6%
Burlington Northern Santa Fe LLC:
3.60%, 09/01/20		40	41,238
3.45%, 09/15/21		40	41,329
3.00%, 04/01/25		150	151,154
4.90%, 04/01/44		75	89,904
4.15%, 04/01/45		40	43,468
CSX Corp., 3.70%, 11/01/23		150	155,618
ERAC USA Finance LLC(b):
2.35%, 10/15/19		50	49,857
2.60%, 12/01/21		25	24,680
Norfolk Southern Corp., 2.90%, 06/15/26		125	122,958
Penske Truck Leasing Co. LP(b):
3.05%, 01/09/20		50	50,600
3.30%, 04/01/21		30	30,555
3.38%, 02/01/22		40	40,749
Ryder System, Inc., 2.88%, 09/01/20		75	75,518
Union Pacific Corp., 3.35%, 08/15/46		100	96,562

			1,014,190
Semiconductors & Semiconductor Equipment — 1.0%
Analog Devices, Inc.:
2.50%, 12/05/21		100	99,015
3.13%, 12/05/23		25	25,051
Applied Materials, Inc.:
3.30%, 04/01/27		80	81,368
4.35%, 04/01/47		40	44,871

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp.(b):
2.38%, 01/15/20	USD	20	$19,865
3.00%, 01/15/22		113	112,043
3.63%, 01/15/24		85	84,523
3.88%, 01/15/27		231	227,314
KLA-Tencor Corp.:
4.13%, 11/01/21		100	104,318
4.65%, 11/01/24		24	26,033
Lam Research Corp.:
2.80%, 06/15/21		175	176,098
3.80%, 03/15/25		30	31,187
NVIDIA Corp.:
2.20%, 09/16/21		115	113,766
3.20%, 09/16/26		200	200,603
QUALCOMM, Inc.:
2.10%, 05/20/20		90	89,622
3.25%, 05/20/27		175	170,868
Texas Instruments, Inc.:
2.75%, 03/12/21		105	106,390
2.90%, 11/03/27		45	44,851
Xilinx, Inc., 2.95%, 06/01/24		30	29,813

			1,787,599
Software — 0.9%
Autodesk, Inc.:
3.13%, 06/15/20		30	30,286
3.60%, 12/15/22		50	51,111
Microsoft Corp.:
2.40%, 08/08/26		180	173,586
3.45%, 08/08/36		70	72,169
4.10%, 02/06/37		45	50,243
3.50%, 11/15/42		175	175,633
3.70%, 08/08/46		275	286,691
Oracle Corp.:
1.90%, 09/15/21		50	49,211
2.50%, 05/15/22		90	90,142
2.63%, 02/15/23		45	45,100
2.40%, 09/15/23		250	246,873
2.65%, 07/15/26		100	97,495
3.90%, 05/15/35		75	79,447
4.00%, 07/15/46		184	195,778

			1,643,765
Specialty Retail — 0.2%
Home Depot, Inc. (The):
4.20%, 04/01/43		100	110,141
3.90%, 06/15/47		75	79,095
Lowe’s Cos., Inc.:
4.65%, 04/15/42		50	57,138
3.70%, 04/15/46		50	50,205
O’Reilly Automotive, Inc., 4.63%, 09/15/21		80	85,003

			381,582
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.:
2.50%, 02/09/22		80	80,071
2.70%, 05/13/22		50	50,366
3.25%, 02/23/26		275	280,655
2.45%, 08/04/26		180	172,520
4.50%, 02/23/36		50	57,314
3.85%, 05/04/43		60	62,337
4.38%, 05/13/45		150	168,985
3.85%, 08/04/46		80	83,374
3.75%, 09/12/47		30	30,744

Security		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
Dell International LLC, 8.35%, 07/15/46(b)	USD	75	$96,641
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		100	102,100
NetApp, Inc., 2.00%, 09/27/19		35	34,729
Xerox Corp., 3.63%, 03/15/23		27	26,339

			1,246,175
Tobacco — 0.8%
Altria Group, Inc.:
2.63%, 01/14/20		100	100,645
5.38%, 01/31/44		168	204,367
BAT Capital Corp.(b):
2.30%, 08/14/20		115	114,368
2.76%, 08/15/22		40	39,782
3.56%, 08/15/27		40	40,052
4.39%, 08/15/37		40	42,004
4.54%, 08/15/47		95	100,026
BAT International Finance plc, 2.75%, 06/15/20(b)		100	100,489
Philip Morris International, Inc.:
1.88%, 02/25/21		75	73,629
4.50%, 03/20/42		100	108,821
Reynolds American, Inc.:
3.25%, 06/12/20		85	86,368
4.45%, 06/12/25		215	229,243
7.00%, 08/04/41		98	132,612

			1,372,406
Trading Companies & Distributors — 0.3%
Air Lease Corp.:
3.88%, 04/01/21		75	77,683
2.63%, 07/01/22		60	59,191
Aviation Capital Group LLC, 2.88%, 01/20/22(b)		75	74,938
GATX Corp., 2.50%, 07/30/19		60	59,886
International Lease Finance Corp., 6.25%, 05/15/19		300	314,371

			586,069
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 3.13%, 07/16/22		200	202,383
Sprint Communications, Inc., 9.00%, 11/15/18(b)		65	68,419
Vodafone Group plc:
2.50%, 09/26/22		125	124,016
4.38%, 02/19/43		64	65,968

			460,786
Total Corporate Bonds — 39.5% (Cost: $67,463,618)			69,071,793

Equity-linked Notes — 5.0%

Airlines — 0.3%
BNP Paribas SA (Deutsche Lufthansa AG), 14.48%, 03/12/18(b)		5	164,750
Societe Generale SA (JetBlue Airways Corp.):
16.06%, 01/19/18		4	79,487
14.65%, 01/22/18		4	79,471

			323,708
Auto Components — 0.1%
Royal Bank of Canada (Lear Corp.), 17.10%, 01/22/18(b)		1	150,458

Automobiles — 0.2%
BNP Paribas SA (Peugeot SA):
12.53%, 02/20/18(b)	EUR	3	66,154
12.98%, 02/21/18		3	66,146
Merrill Lynch International & Co. (Daimler AG), 7.80%, 01/10/18	USD	1	50,327

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Automobiles (continued)
Merrill Lynch International & Co. (Mazda Motor Corp.), 13.70%, 01/30/18	JPY	11		$146,290
Societe Generale SA (General Motors Co.), 13.49%, 01/19/18	USD	3		134,328

				463,245
Banks — 0.2%
Canadian Imperial Bank of Commerce (Citizens Financial Group, Inc.), 17.87%, 01/16/18		4		153,140
Royal Bank of Canada (Wells Fargo & Co.), 16.30%, 01/09/18(b)		3		153,288

				306,428
Beverages — 0.0%
Royal Bank of Canada (Molson Coors Brewing Co.)(b):
9.16%, 02/12/18		1		75,718
9.14%, 02/13/18		1		75,667

				151,385
Biotechnology — 0.1%
Societe Generale SA (AbbVie, Inc.), 13.22%, 01/16/18		2		154,431

Building Products — 0.2%
Credit Suisse AG (Owens Corning):
9.20%, 01/08/18 — 01/09/18		2		158,740

Capital Markets — 0.2%
Credit Suisse AG (MSCI, Inc.):
8.80%, 01/29/18 — 01/30/18		1		150,987
HSBC Bank plc (Morgan Stanley), 16.29%, 01/12/18		3		151,846
Societe Generale SA (Charles Schwab Corp. (The)), 11.21%, 01/16/18		3		157,150
Societe Generale SA (Intercontinental Exchange, Inc.), 9.91%, 02/05/18		1		49,953

				509,936
Chemicals — 0.1%
BNP Paribas SA (FMC Corp.)(b):
11.90%, 02/01/18		1		77,086
11.84%, 02/02/18		1		77,069
Deutsche Bank AG (Covestro AG), 10.57%, 01/10/18	EUR	1		52,933
Royal Bank of Canada (Praxair, Inc.), 12.14%, 01/22/18(b)	USD	1		152,259
Royal Bank of Canada (Sherwin-Williams Co. (The)):
9.34%, 01/22/18		—	(e)	76,987
9.31%, 01/23/18		—	(e)	76,957

				513,291
Consumer Finance — 0.0%(b)
BNP Paribas Arbitrage Issuance BV (Navient Corp.), 19.28%, 01/12/18		4		52,382
Citigroup Global Markets Holdings (Discover Financial Services), 10.22%, 01/12/18		1		51,750

				104,132
Containers & Packaging — 0.0%
Toronto-Dominion Bank (The) (International Paper Co.):
10.46%, 01/30/18		1		76,044
11.09%, 01/31/18		1		75,985

				152,029
Diversified Consumer Services — 0.1%
JP Morgan Structured Products BV (Weight Watchers International, Inc.), 22.73%, 02/23/18		2		97,291

Security		Par (000)		Value
Diversified Financial Services — 0.2%
Credit Suisse AG (Voya Financial, Inc.):
11.30%, 02/05/18 — 02/06/18	USD	4		$159,074

Diversified Telecommunication Services — 0.1%
Canadian Imperial Bank of Commerce (Verizon Communications, Inc.), 10.47%, 01/19/18		3		155,423

Equity Real Estate Investment Trusts (REITs) — 0.0%
Societe Generale SA (Equinix, Inc.), 7.45%, 02/12/18		—	(e)	49,645

Food & Staples Retailing — 0.1%
Canadian Imperial Bank of Commerce (US Foods Holding Corp.), 10.96%, 02/09/18		4		104,297

Food Products — 0.2%
Canadian Imperial Bank of Commerce (Mondelez International, Inc.), 12.41%, 02/02/18		3		149,520
Deutsche Bank AG (Hain Celestial Group, Inc. (The)), 22.60%, 02/09/18		3		103,753
Societe Generale SA (Kraft Heinz Co. (The)), 7.94%, 02/12/18		1		49,305
Toronto-Dominion Bank (The) (Bunge Ltd.):
16.12%, 02/12/18		1		72,944
16.07%, 02/13/18		1		72,935

				448,457
Health Care Providers & Services — 0.2%(b)
Royal Bank of Canada (Anthem, Inc.), 10.61%, 01/29/18		1		149,391
Royal Bank of Canada (Quest Diagnostics, Inc.), 7.87%, 01/09/18		2		155,199

				304,590
Hotels, Restaurants & Leisure — 0.3%
JP Morgan Structured Products BV (Royal Caribbean Cruises Ltd.):
12.76%, 01/22/18		1		97,563
15.39%, 02/02/18(b)		1		140,889
Societe Generale SA (Las Vegas Sands Corp.):
20.87%, 01/19/18		2		149,396
18.29%, 01/23/18		1		49,654

				437,502
Household Durables — 0.0%
BNP Paribas Issuance BV (Electrolux AB), 10.13%, 01/10/18(b)	SEK	1		44,394

Household Products — 0.1%
JP Morgan Structured Products BV (Colgate-Palmolive Co.), 12.19%, 01/22/18	USD	1		102,886

Internet Software & Services — 0.3%
Deutsche Bank AG (Facebook, Inc.), 9.83%, 01/31/18		1		99,134
HSBC Bank plc (eBay, Inc.), 11.26%, 01/19/18		4		152,797
Royal Bank of Canada (Alphabet, Inc.), 10.55%, 01/22/18(b)		—	(e)	149,761

				401,692
IT Services — 0.2%
BNP Paribas Arbitrage Issuance BV (Automatic Data Processing, Inc.), 12.80%, 01/12/18(b)		—	(e)	51,102
BNP Paribas SA (Amadeus IT Group SA):
10.70%, 02/20/18(b)	EUR	1		77,189
10.63%, 02/21/18		1		76,992

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value
IT Services (continued)
Canadian Imperial Bank of Commerce (Mastercard, Inc.), 8.18%, 01/29/18	USD	1		$101,203
Credit Suisse AG (First Data Corp.), 13.30%, 02/07/18		9		145,726

				452,212
Machinery — 0.1%
Merrill Lynch International & Co. (Snap-on, Inc.), 9.52%, 01/30/18		1		156,958

Metals & Mining — 0.0%
Royal Bank of Canada (Nucor Corp.)(b):
12.96%, 01/26/18		1		77,367
12.63%, 01/29/18		1		77,387

				154,754
Multiline Retail — 0.0%
Citigroup Global Markets Holdings (Nordstrom, Inc.), 14.33%, 01/12/18(b)		1		51,528

Pharmaceuticals — 0.2%
Deutsche Bank AG (Novo Nordisk A/S):
8.30%, 01/26/18	DKK	2		79,877
8.24%, 01/29/18		2		78,643

				158,520
Real Estate Management & Development — 0.1%
Merrill Lynch International & Co. (Daito Trust Construction Co. Ltd.), 11.40%, 01/25/18	JPY	1		157,404

Road & Rail — 0.1%
BNP Paribas Arbitrage Issuance BV (CSX Corp.), 14.91%, 01/12/18(b)	USD	1		49,796
Merrill Lynch International & Co. (Kansas City Southern), 11.23%, 01/19/18		1		150,540

				200,336
Semiconductors & Semiconductor Equipment — 0.3%
Barclays Bank plc (ASML Holding NV):
9.05%, 01/10/18	EUR	—	(e)	47,852
12.89%, 01/15/18		1		153,997
BNP Paribas Issuance BV (STMicroelectronics NV), 18.57%, 01/10/18(b)		2		45,983
Deutsche Bank AG (Applied Materials, Inc.), 16.51%, 02/09/18	USD	2		92,250
Merrill Lynch International & Co. (Tokyo Electron Ltd.), 18.65%, 01/26/18	JPY	1		138,213

				478,295
Software — 0.1%(b)
BNP Paribas Arbitrage Issuance BV (Intuit, Inc.), 8.96%, 01/12/18	USD	—	(e)	50,970
Royal Bank of Canada (ServiceNow, Inc.), 11.67%, 01/22/18		1		157,389

				208,359
Specialty Retail — 0.2%
Canadian Imperial Bank of Commerce (Home Depot, Inc. (The)), 8.34%, 02/16/18		1		103,549
Royal Bank of Canada (Lowe’s Cos, Inc.), 10.88%, 02/26/18		2		156,530

				260,079
Technology Hardware, Storage & Peripherals — 0.1%
Credit Suisse AG (Apple, Inc.), 11.75%, 01/29/18		1		147,071

Security		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.2%
BNP Paribas SA (Tapestry, Inc.), 15.27%, 02/02/18(b)	USD	4	$156,568
JP Morgan Structured Products BV (Ralph Lauren Corp.), 15.24%, 02/06/18		2	156,209

			312,777
Tobacco — 0.1%
Royal Bank of Canada (Altria Group, Inc.), 16.40%, 01/29/18(b)		2	149,826

Trading Companies & Distributors — 0.2%
HSBC Bank plc (United Rentals, Inc.), 19.75%, 01/19/18		1	157,573
Merrill Lynch International & Co. (Toyota Tsusho Corp.):
11.70%, 01/29/18 — 01/30/18	JPY	4	155,950

			313,523
Wireless Telecommunication Services — 0.1%
Royal Bank of Canada (T-Mobile US, Inc.), 12.87%, 02/09/18(b)	USD	2	150,515

Total Equity-linked Notes — 5.0% (Cost: $8,567,769)			8,645,191

		Shares
Investment Companies — 47.0%
AllianceBernstein Global High Income Fund, Inc.		56,703	723,530
BlackRock Allocation Target Shares: Series A Portfolio(g)		1,081,153	11,006,138
BlackRock Floating Rate Income Portfolio, Class K(g)		3,091,209	31,468,507
iShares 0-5 Year High Yield Corporate Bond ETF(g)		340,669	16,055,730
iShares 1-3 Year Credit Bond ETF(g)		24,638	2,575,657
iShares Core High Dividend ETF(g)		40,648	3,664,011
iShares Floating Rate Bond ETF(g)		259,178	13,171,426
iShares International Select Dividend ETF(g)		34,638	1,170,418
WisdomTree International Equity Fund		41,766	2,329,707

Total Investment Companies — 47.0% (Cost: $81,604,754)			82,165,124

		Par (000)
Non-Agency Mortgage-Backed Securities — 0.1%

Collateralized Mortgage Obligations — 0.1%
CVS Pass-Through Trust, 8.35%, 07/10/31(b)	USD	80	102,914

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost: $98,046)			102,914

Preferred Securities — 0.6%
Capital Trusts — 0.2%

Capital Markets — 0.0%
Goldman Sachs Group, Inc. (The), Series M, 5.38%(a)(c)		60	61,800

Media — 0.2%
NBCUniversal Enterprise, Inc., 5.25%(b)(c)		353	375,062

Total Capital Trusts — 0.2% (Cost: $415,103)			436,862

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Preferred Stocks — 0.4%

Banks — 0.1%
KeyCorp, Series E, 6.13%(a)(c)	8,000	$231,360

Capital Markets — 0.3%
Morgan Stanley, Series K, 5.85%(a)(c)	15,000	406,500

Consumer Finance — 0.0%
SLM Corp., Series B, 3.29%(a)(c)	500	34,370

Total Preferred Stocks — 0.4% (Cost: $620,639)		672,230

Total Preferred Securities — 0.6% (Cost: $1,035,742)		1,109,092

Total Long-Term Investments — 96.5% (Cost: $166,291,971)		168,663,772

Short-Term Securities — 2.3%(f)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(g)	4,000,573	4,000,573
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.14%	28,150	28,150

Total Short-Term Securities — 2.3% (Cost: $4,028,723)		4,028,723

Total Investments — 98.8% (Cost: $170,320,694)		172,692,495

Other Assets Less Liabilities — 1.2%		2,118,138

Net Assets — 100.0%		$174,810,633

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Perpetual security with no stated maturity date.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Amount is less than 500.
(f)	Annualized 7-day yield as of period end.

(g)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased		Shares Sold	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,023,149	2,977,424	(b)	—	4,000,573	$4,000,573	$17,628		$17	$—
SL Liquidity Series, LLC, Money Market Series	—	0	(b)	—	—	—	3,107	(c)	—	—
BlackRock Allocation Target Shares: Series A Portfolio	503,637	1,043,193		(465,677)	1,081,153	11,006,138	486,572		114,678	20,926
BlackRock Floating Rate Income Portfolio, Class K	1,850,362	2,172,363		(931,516)	3,091,209	31,468,507	1,015,644		(4,050)	(121,442)
BlackRock Global Dividend Portfolio, Class K	326,643	—		(326,643)	—	—	—		90,003	109,250
BlackRock Strategic Income Opportunities Portfolio, Class K	—	1,020,184		(1,020,184)	—	—	173,957		50,878	—
iShares 0-5 Year High Yield Corporate Bond ETF	229,527	234,661		(123,519)	340,669	16,055,730	485,937		44,663	(158,111)
iShares 1-3 Year Credit Bond ETF	73,436	86,196		(134,994)	24,638	2,575,657	103,304		40,438	(5,847)
iShares Core High Dividend ETF	24,434	23,553		(7,339)	40,648	3,664,011	119,870		4,037	257,863
iShares Floating Rate Bond ETF	—	259,178		—	259,178	13,171,426	83,370		—	(24,416)
iShares iBoxx $ High Yield Corporate Bond ETF	15,346	—		(15,346)	—	—	—		5,795	3,935
iShares International Select Dividend ETF	—	34,638		—	34,638	1,170,418	52,948		—	107,831
iShares U.S. Preferred Stock ETF	28,481	52,511		(80,992)	—	—	94,820		(23,708)	62,764

						$83,112,460	$2,637,157		$322,751	$252,753

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
JPY Currency	1	01/12/18	$111	$(463)
S&P 500 E-Mini Index	8	03/16/18	1,070	(8,483)
EUR Currency	10	03/19/18	1,509	(25,580)
JPY Currency	5	03/19/18	557	(2,728)
U.S. Treasury 10 Year Note	100	03/20/18	12,405	38,909
U.S. Treasury 10 Year Ultra Note	27	03/20/18	3,606	177
U.S. Treasury Long Bond	46	03/20/18	7,038	(4,385)
U.S. Treasury Ultra Bond	21	03/20/18	3,521	(16,282)
U.S. Treasury 2 Year Note	42	03/29/18	8,993	12,409
U.S. Treasury 5 Year Note	71	03/29/18	8,248	22,622

				$16,196

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pitney Bowes, Inc.	1.00%	Quarterly	Credit Suisse International	03/20/19	USD 750	$849	$1,313	$(464)
Time Warner, Inc.	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/21	USD 225	(5,594)	(1,961)	(3,633)
Western Union Co. (The)	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/21	USD 100	(672)	375	(1,047)

						$(5,417)	$(273)	$(5,144)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/21	BBB-	USD 475	$(5,604)	$(12,913)	$7,309

(a)	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$1,688	$(14,874)	$7,309	$(5,144)

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$74,117	$—	$74,117
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	8,997	—	—	—	—	8,997

	$—	$8,997	$—	$—	$74,117	$—	$83,114

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$8,483	$28,771	$20,667	$—	$57,921
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	20,018	—	—	—	—	20,018

	$—	$20,018	$8,483	$28,771	$20,667	$—	$77,939

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(368,966)	$(44,291)	$(480,190)	$—	$(893,447)
Options purchased(a)	—	—	(159,509)	—	—	—	(159,509)
Swaps	—	(46,062)	—	—	—	—	(46,062)

	$—	$(46,062)	$(528,475)	$(44,291)	$(480,190)	$—	$(1,099,018)

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(25,562)	$(34,014)	$(86,490)	$—	$(146,066)
Options purchased(b)	—	—	(1,377)	—	—	—	(1,377)
Swaps	—	44,743	—	—	—	—	44,743

	$—	$44,743	$(26,939)	$(34,014)	$(86,490)	$—	$(102,700)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,632,422
Average notional value of contracts — short	$47,084,284
Options:
Average value of option contracts purchased	$17,625
Credit default swaps:
Average notional value — buy protection	$1,412,500
Average notional value — sell protection	$475,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$65,434
Swaps — OTC(a)	8,997	20,018

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$8,997	$85,452
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(65,434)

Total derivative assets and liabilities subject to an MNA	$8,997	$20,018

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Credit Suisse International	$1,313	$(464)	$—	$—	$849
JP Morgan Chase Bank NA	375	(375)	—	—	—
Morgan Stanley & Co. International plc.	7,309	(7,309)	—	—	—

	$8,997	$(8,148)	$—	$—	$849

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Credit Suisse International	$464	$(464)	$—	$—	$—
JP Morgan Chase Bank NA	6,641	(375)	—	—	6,266
Morgan Stanley & Co. International plc.	12,913	(7,309)	—	—	5,604

	$20,018	$(8,148)	$—	$—	$11,870

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$7,569,658	$—	$7,569,658
Corporate Bonds(a)	—	69,071,793	—	69,071,793
Equity-linked Notes(a)	—	8,645,191	—	8,645,191
Investment Companies	82,165,124	—	—	82,165,124
Non-Agency Mortgage-Backed Securities	—	102,914	—	102,914
Preferred Securities(a)	672,230	436,862	—	1,109,092
Short-Term Securities	4,028,723	—	—	4,028,723

Total Investments	$86,866,077	$85,826,418	$—	$172,692,495

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Income Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$7,309	$—	$7,309
Interest rate contracts	74,117	—	—	74,117
Liabilities:
Credit contracts	—	(5,144)	—	(5,144)
Equity contracts	(8,483)	—	—	(8,483)
Foreign currency exchange contracts	(28,771)	—	—	(28,771)
Interest rate contracts	(20,667)	—	—	(20,667)

	$16,196	$2,165	$—	$18,361

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument

During the period ended December 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset- Backed Securities
Investments:
Assets:
Opening Balance, as of December 31, 2016	$1,999,500
Transfers into Level 3	—
Transfers out of Level 3(a)	(1,749,500)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(b)	—
Purchases	—
Sales	(250,000)

Closing Balance, as of December 31, 2017	$—

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017	$—

(a)	As of December 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Statement of Assets and Liabilities

December 31, 2017

BlackRock Managed Income Fund

ASSETS
Investments at value — unaffiliated (cost — $87,501,727)	$89,580,035
Investments at value — affiliated (cost — $82,818,967)	83,112,460
Cash	114,529
Cash pledged for futures contracts	538,000
Foreign currency at value (cost — $413,330)	419,123
Receivables:
Investments sold	15,253
Capital shares sold	972,503
Dividends — affiliated	3,001
Dividends — unaffiliated	58,572
Interest — unaffiliated	723,380
From the Manager	155,992
Swap premiums paid	1,688
Unrealized appreciation on:
OTC swaps	7,309
Prepaid expenses	41,475
Other assets	10,430

Total assets	175,753,750

LIABILITIES
Payables:
Capital shares redeemed	359,577
Income dividends	118,327
Printing fees	46,335
Professional fees	91,481
Service and distribution fees	15,726
Transfer agent fees	83,351
Variation margin on futures contracts	65,434
Investment advisory fees	34,353
Officer’s and Trustees’ fees	4,160
Other affiliates	225
Other accrued expenses	104,130
Swap premiums received	14,874
Unrealized depreciation on:
OTC swaps	5,144

Total liabilities	943,117

NET ASSETS	$174,810,633

NET ASSETS CONSIST OF
Paid-in capital	$172,681,157
Undistributed net investment income	46,966
Accumulated net realized loss	(323,952)
Net unrealized appreciation (depreciation)	2,406,462

NET ASSETS	$174,810,633

NET ASSET VALUE
Institutional — Based on net assets of $51,541,998 and 5,142,558 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.02

Investor A — Based on net assets of $59,591,411 and 5,945,475 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.02

Investor C — Based on net assets of $4,122,414 and 410,990 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.03

Class K — Based on net assets of $59,554,810 and 5,927,841 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.05

See notes to financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock Managed Income Fund

INVESTMENT INCOME
Dividends — affiliated	$2,634,050
Dividends — unaffiliated	405,446
Interest — unaffiliated	2,925,174
Securities lending income — affiliated — net	3,107
Foreign taxes withheld	(700)

Total investment income	5,967,077

EXPENSES
Investment advisory	510,263
Professional	246,954
Service and distribution — class specific	148,119
Transfer agent — class specific	128,387
Printing	128,275
Offering	80,697
Registration	69,773
Administration	61,961
Accounting services	38,625
Administration — class specific	29,104
Trustees and Officer	21,009
Custodian	5,538
Miscellaneous	76,787

Total expenses	1,545,492
Less:
Administration fees waived	(61,961)
Administration fees waived — class specific	(28,597)
Fees waived and/or reimbursed by the Manager	(700,252)
Transfer agent fees waived and/or reimbursed — class specific	(82,701)

Total expenses after fees waived and/or reimbursed	671,981

Net investment income	5,295,096

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	259,007
Investments — unaffiliated	651,642
Capital gain distributions from investment companies — affiliated	63,744
Foreign currency transactions	12,981
Futures contracts	(893,447)
Swaps	(46,062)

47,865

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	252,753
Investments — unaffiliated	1,884,645
Foreign currency translations	5,713
Futures contracts	(146,066)
Swaps	44,743

2,041,788

Net realized and unrealized gain	2,089,653

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,384,749

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

	BlackRock Managed Income Fund
	Year Ended 12/31/2017	Period from 10/01/16 to 12/31/16	Year Ended 09/30/2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,295,096	$970,534	$2,465,755
Net realized gain	47,865	2,741,417	828,571
Net change in unrealized appreciation (depreciation)	2,041,788	(3,003,464)	3,517,849

Net increase in net assets resulting from operations	7,384,749	708,487	6,812,175

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,451,585)	(226,550)	(317,004)
Investor A	(1,807,636)	(340,984)	(598,103)
Investor C	(66,783)	(3,224)	—
Class K	(2,106,040)	(642,419)	(1,474,218)
From net realized gain:
Institutional	(295,285)	(148,927)	—
Investor A	(379,773)	(273,814)	—
Investor C	(18,661)	(1,813)	—
Class K	(409,311)	(492,869)	—

Decrease in net assets resulting from distributions to shareholders	(6,535,074)	(2,130,600)	(2,389,325)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	62,259,383	13,721,614	15,452,106

NET ASSETS
Total increase in net assets	63,109,058	12,299,501	19,874,956
Beginning of year	111,701,575	99,402,074	79,527,118

End of year	$174,810,633	$111,701,575	$99,402,074

Undistributed net investment income, end of year	$46,966	$60,436	$262,464

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund
	Institutional
	Year Ended 12/31/2017		Period from 10/01/16 to 12/31/16		Year Ended September 30,
					2016	2015	2014	2013
Net asset value, beginning of period	$9.95		$10.10		$9.61	$9.81	$10.12	$12.18

Net investment income(a)	0.37		0.10		0.28	0.29	0.34	0.38
Net realized and unrealized gain (loss)	0.15		(0.04)		0.48	(0.21)	0.40	(1.09)

Net increase (decrease) from investment operations	0.52		0.06		0.76	0.08	0.74	(0.71)

Distributions(b):
From net investment income	(0.37)		(0.08)		(0.27)	(0.28)	(0.33)	(0.38)
From net realized gain	(0.08)		(0.13)		—	—	(0.72)	(0.97)

Total distributions	(0.45)		(0.21)		(0.27)	(0.28)	(1.05)	(1.35)

Net asset value, end of period	$10.02		$9.95		$10.10	$9.61	$9.81	$10.12

Total Return(c):
Based on net asset value	5.29%		0.60	%(d)	8.06%	0.75%	7.75%	(6.59)%

Ratios to Average Net Assets:
Total expenses(e)(f)	1.03%		1.26	%(g)	0.84%	0.99%	0.92%	0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	0.38%		0.36	%(g)	0.52%	0.55%	0.57%	0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense(f)	0.38%		0.36	%(g)	0.52%	0.55%	0.55%	0.55%

Net investment income(f)	3.74%		3.82	%(g)	2.85%	2.92%	3.50%	3.48%

Supplemental Data:
Net assets, end of period (000)	$51,542		$23,083		$15,100	$8,135	$5,755	$63,569

Portfolio turnover rate	68	%(h)	74	%(h)	67%	74%	70%	119	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/2017	Period from 10/01/16 to 12/31/16	Year Ended September 30,
			2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	0.98%	—	—

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/2017	Period from 10/01/16 to 12/31/16	Year Ended September 30,
			2016	2015	2014	2013
Investments in underlying funds	0.18%	0.22%	0.01%	0.01%	0.01%	N/A

(g)	Annualized.
(h)	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the year ended December 31, 2017 and the period ended December 31, 2016 is 96% and 75%, respectively.
(i)	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 105%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund (continued)
	Investor A
	Year Ended 12/31/2017		Period from 10/01/16 to 12/31/16		Year Ended September 30,
					2016	2015	2014	2013
Net asset value, beginning of period	$9.95		$10.10		$9.61	$9.81	$10.14	$12.20

Net investment income(a)	0.35		0.09		0.25	0.25	0.32	0.35
Net realized and unrealized gain (loss)	0.15		(0.04)		0.48	(0.21)	0.37	(1.10)

Net increase (decrease) from investment operations	0.50		0.05		0.73	0.04	0.69	(0.75)

Distributions(b):
From net investment income	(0.35)		(0.07)		(0.24)	(0.24)	(0.30)	(0.34)
From net realized gain	(0.08)		(0.13)		—	—	(0.72)	(0.97)

Total distributions	(0.43)		(0.20)		(0.24)	(0.24)	(1.02)	(1.31)

Net asset value, end of period	$10.02		$9.95		$10.10	$9.61	$9.81	$10.14

Total Return(c):
Based on net asset value	5.03%		0.54	%(d)	7.74%	0.40%	7.20%	(6.89)%

Ratios to Average Net Assets:
Total expenses(e)(f)	1.26%		1.50	%(g)	1.11%	1.31%	1.29%	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	0.63%		0.61	%(g)	0.82%	0.90%	0.92%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense(f)	0.63%		0.61	%(g)	0.82%	0.90%	0.90%	0.89%

Net investment income(f)	3.45%		3.52	%(g)	2.56%	2.55%	3.19%	3.14%

Supplemental Data:
Net assets, end of period (000)	$59,591		$33,604		$29,957	$21,251	$8,854	$18,391

Portfolio turnover rate	68	%(h)	74	%(h)	67%	74%	70%	119	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 12/31/2017	Period from 10/01/16 to 12/31/16	Year Ended September 30,
			2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	1.30%	1.26%	1.15%

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/2017	Period from 10/01/16 to 12/31/16	Year Ended September 30,
			2016	2015	2014	2013
Investments in underlying funds	0.18%	0.22%	0.01%	0.01%	0.01%	N/A

(g)	Annualized.
(h)	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the year ended December 31, 2017 and the period ended December 31, 2016 is 96% and 75%, respectively.
(i)	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 105%.

See notes to financial statements.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund (continued)
	Investor C
	Year Ended 12/31/2017	Period from 10/03/16(a) to 12/31/16
Net asset value, beginning of period	$9.96	$10.10

Net investment income(b)	0.28	0.07
Net realized and unrealized gain (loss)	0.14	(0.03)

Net increase from investment operations	0.42	0.04

Distributions(c):
From net investment income	(0.27)	(0.05)
From net realized gain	(0.08)	(0.13)

Total distributions	(0.35)	(0.18)

Net asset value, end of period	$10.03	$9.96

Total Return(d):
Based on net asset value	4.24%	0.43	%(e)

Ratios to Average Net Assets:
Total expenses(f)	1.95%	2.12	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	1.38%	1.26	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense(f)	1.38%	1.26	%(h)

Net investment income(f)	2.75%	2.76	%(h)

Supplemental Data:
Net assets, end of period (000)	$4,122	$693

Portfolio turnover rate(h)	68%	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/2017	Period from 10/03/16(a) to 12/31/16
Investments in underlying funds	0.18%	0.22%

(g)	Annualized.
(h)	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the year ended December 31, 2017 and the period ended December 31, 2016 is 96% and 75%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund (continued)
	Class K
	Year Ended 12/31/2017		Period from 10/01/16 to 12/31/16		Year Ended September 30,
					2016	2015	2014	2013
Net asset value, beginning of period	$9.97		$10.12		$9.63	$9.83	$10.14	$12.21

Net investment income(a)	0.38		0.10		0.29	0.30	0.35	0.40
Net realized and unrealized gain (loss)	0.16		(0.04)		0.48	(0.22)	0.39	(1.11)

Net increase (decrease) from investment operations	0.54		0.06		0.77	0.08	0.74	(0.71)

Distributions(b):
From net investment income	(0.38)		(0.08)		(0.28)	(0.28)	(0.33)	(0.39)
From net realized gain	(0.08)		(0.13)		—	—	(0.72)	(0.97)

Total distributions	(0.46)		(0.21)		(0.28)	(0.28)	(1.05)	(1.36)

Net asset value, end of period	$10.05		$9.97		$10.12	$9.63	$9.83	$10.14

Total Return(c):
Based on net asset value	5.45%		0.62	%(d)	8.12%	0.83%	7.83%	(6.56)%

Ratios to Average Net Assets:
Total expenses(e)	0.87%		1.07	%(f)	0.72%	0.89%	0.89%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly(e)	0.33%		0.31	%(f)	0.45%	0.45%	0.47%	0.45%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense(e)	0.33%		0.31	%(f)	0.45%	0.45%	0.45%	0.45%

Net investment income(e)	3.76%		3.86	%(f)	2.95%	3.04%	3.58%	3.60%

Supplemental Data:
Net assets, end of period (000)	$59,555		$54,321		$54,344	$50,141	$63,576	$66,535

Portfolio turnover rate	68	%(g)	74	%(g)	67%	74%	70%	119	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/2017	Period from 10/01/16 to 12/31/16	Year Ended September 30,
			2016	2015	2014	2013
Investments in underlying funds	0.18%	0.22%	0.01%	0.01%	0.01%	N/A

(f)	Annualized.
(g)	Excludes equity-linked notes. Including equity-linked notes, the portfolio turnover rate for the year ended December 31, 2017 and the period ended December 31, 2016 is 96% and 75%, respectively.
(h)	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 105%.

See notes to financial statements.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Managed Income Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts or swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Equity-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Fund’s pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer.

Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset- backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in a fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”), which provides the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party.

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340
$2 Billion — $3 Billion	0.330
Greater than $3 Billion	0.320

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Distribution Fee	Service Fee
Investor A	—	0.25%
Investor C	0.75%	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended December 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and Distribution Fees	$126,881	$21,238	$148,119

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2017, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$7,443	$10,151	$425	$11,085	$29,104

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provides the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended December 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$ 15	$ 805	$ 283	$1,103

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$ 56,933	$ 69,448	$ 1,308	$ 698	$128,387

Other Fees: For the year ended December 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $10,383.

For the year ended December 31, 2017, affiliates of the Fund received CDSCs of $8,228 on the Fund’s Investor A Shares.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $12,297.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the Fund waived $86,149 in investment advisory fees pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K	Class R
0.45%	0.70%	1.45%	0.40%	1.09%	(a)

(a)	There were no shares outstanding as of December 31, 2017.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit other expenses of the Fund excluding dividend expense, interest expense, and certain other fund expenses. The expense limitation as a percentage of average daily net assets is 0.09% for Institutional, Investor A and Investor C Shares and 0.04% for Class K Shares.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the manager reimbursed $601,806, which is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Fund Level	Institutional	Investor A	Investor C	Class K	Total
Administration Fees Waived	$61,961	$7,444	$10,146	$206	$10,801	$90,558

	Institutional	Investor A	Investor C	Class K	Total
Transfer Agent Fees Waived and/or Reimbursed	$38,113	$43,741	$328	$519	$82,701

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On December 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring December 31,
	2018	2019
Fund Level	$174,034	$663,767
Institutional	5,019	45,557
Investor A	10,840	53,887
Investor C	—	534
Class K	2,425	11,320

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2017:

Year Ended December 31, 2017
Fund Level	$210,787
Institutional	9,004
Investor A	10,531
Investor C	—
Class K	10,478

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company at an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment expenses) and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $673 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Managed Income	$252,490	$31,053	$(265)

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities and equity-linked notes, were as follows:

Purchases
Non-U.S. Government Securities	$186,301,992
U.S. Government Securities	108,873

Total Purchases	$186,410,865

Sales
Non-U.S. Government Securities (includes paydowns)	$135,142,791
U.S. Government Securities	192,701

Total Sales	$135,335,492

For the year ended December 31, 2017, purchases and sales related to equity-linked notes were $49,073,731 and $44,704,150, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, net paydown losses and the classification of investments were reclassified to the following accounts:

Undistributed (distributions in excess of) net investment income	$123,478
Accumulated net realized loss	(123,478)

The tax character of distributions paid was as follows:

Ordinary income	12/31/17	$5,515,430
	12/31/16	1,213,177
	09/30/16	2,389,325
Long-term capital gains	12/31/17	1,019,644
	12/31/16	917,423
	09/30/16	—

	12/31/17	$6,535,074

	12/31/16	$2,130,600

	09/30/16	$2,389,325

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed net investment income	$62,283
Capital loss carryforwards	(258,552)
Net unrealized gains (losses)(a)	2,325,745

$2,129,476

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, a the realization for tax purposes of unrealized gains/losses on certain futures, the classification of investments and the accounting for swap agreements.

As of December 31, 2017, the Fund had capital loss carryforwards of $258,552, with no expiration dates, available to offset future realized capital gains.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost.	$170,358,587

Gross unrealized appreciation	$2,918,642
Gross unrealized depreciation	(609,196)

Net unrealized appreciation (depreciation)	$2,309,446

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or the clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/17		Period from 10/01/16 to 12/31/16		Year Ended 09/30/16
Share Class	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,683,747	$46,952,217	926,253	$9,219,191	1,072,427	$10,491,032
Shares issued in reinvestment of distributions	173,490	1,740,162	37,233	367,825	30,963	304,483
Shares redeemed	(2,034,329)	(20,408,973)	(139,533)	(1,392,237)	(454,312)	(4,431,555)

Net increase	2,822,908	$28,283,406	823,953	$8,194,779	649,078	$6,363,960

Investor A
Shares sold	5,169,329	$51,781,704	1,027,678	$10,235,073	1,364,502	$13,388,087
Shares issued in reinvestment of distributions	216,117	2,166,832	61,163	606,164	59,415	583,550
Shares redeemed	(2,816,570)	(28,241,145)	(679,332)	(6,759,499)	(668,344)	(6,502,087)

Net increase	2,568,876	$25,707,391	409,509	$4,081,738	755,573	$7,469,550

Investor C
Shares sold	371,972	$3,737,779	69,999	$699,072
Shares issued in reinvestment of distributions	7,816	78,162	145	1,440
Shares redeemed	(38,383)	(386,341)	(559)	(5,543)

Net increase	341,405	$3,429,600	69,585	$694,969

Class K
Shares sold	554,138	$5,565,674	9,630	$96,069	72,008	$711,411
Shares issued in reinvestment of distributions	188,430	1,895,086	82,323	819,284	106,072	1,042,293
Shares redeemed	(260,953)	(2,621,774)	(16,633)	(165,225)	(13,816)	(135,108)

Net increase	481,615	$4,838,986	75,320	$750,128	164,264	$1,618,596

Total Net Increase	6,214,804	$62,259,383	1,378,367	$13,721,614	1,568,915	$15,452,106

At December 31, 2017, 19,802 Investor C Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Managed Income Fund and Board of Trustees of BlackRock Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Income Fund of BlackRock Funds II (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from October 1, 2016 to December 31, 2016, and the year ended September 30, 2016, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended December 31, 2017, the following information is provided with respect to the ordinary income distributions paid the Fund:

	Payable Dates
Interest Related Dividends for Non-U.S. Residents(a)	January 2017	41.72%
	February - November 2017	40.92
	December 2017	41.72
Qualified Dividend Income for Individuals(b)	January 2017	15.05
	February - November 2017	14.14
	December 2017	14.45
Dividends Qualifying for the Dividend Received Deductions for Corporations(b)	January 2017	8.59
	February - November 2017	9.31
	December 2017	9.06

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
(b)	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.

Additionally, the Fund distributed long-term capital gains of $0.069538 per share to shareholders of record on July 19, 2017.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	43

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held Length of Service (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee (Since 2007)	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burton’s Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee (Since 2007)

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held Length of Service (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)

Director, Park Indemnity Ltd. (captive insurer) since 2010;

Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012.

			27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee (Since 2007)	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held Length of Service	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; Oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

(d) Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Trustees of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

JP Morgan Chase Bank, N.A.

New York, NY 10179

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	47

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semiannual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	49

Glossary of Terms Used in this Report

Currency

DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
ERS	Extendible Reset Securities
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
PR	Prerefunded
REIT	Real Estate Investment Trust
ST	Special Tax
VRDN	Variable Rate Demand Notes

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIIP-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Henry R. Keizer
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]
BlackRock Managed Income Fund	$40,622	$40,864	$4,000	$0	$16,002	$7,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[4]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

4 The registrant changed its fiscal year end from September to December in 2016, therefore the previous fiscal year end consists of the three-month period ended December 31, 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Managed Income Fund	$20,002	$7,700
[1]	The registrant changed its fiscal year end from September to December in 2016, therefore the previous fiscal year end consists of the three-month period ended December 31, 2016.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: March 8, 2018